Exhibit 10.3

SECOND AMENDMENT

TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

among

REGENCY GAS SERVICES LP,

as Borrower,

REGENCY ENERGY PARTNERS LP

and

THE OTHER GUARANTORS PARTY HERETO,

as Guarantors,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent, Collateral Agent and an Issuing Bank

and

The Lenders Signatory Hereto

Dated as of September 15, 2014

SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Sixth Amended and Restated Credit Agreement (this “Second Amendment”) dated as of September 15, 2014, is among Regency Gas Services LP, a Delaware limited partnership (the “Borrower”), Regency Energy Partners LP, a Delaware limited partnership (“Regency MLP”), the Subsidiary Guarantors, the Lenders party hereto and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”) and as an Issuing Bank.

Recitals

A. The Borrower, Regency MLP, the Subsidiary Guarantors, the several banks and other financial institutions or entities party thereto as lenders (the “Lenders”), the Administrative Agent, the Collateral Agent and the other parties thereto are parties to that certain Sixth Amended and Restated Credit Agreement dated as of May 21, 2013 (as amended, supplemented or otherwise modified from time to time, including, without limitation, as amended by that certain First Amendment to Sixth Amended and Restated Credit Agreement dated as of February 18, 2014 and those certain Joinder Agreements dated as of July 12, 2013, March 3, 2014 and May 20, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. On August 1, 2014, Regency Utica Gas Gathering LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Borrower (“Regency Utica”), American Energy – Midstream, LLC, a Delaware limited liability company (“AE – Midco”), and Ohio River System LLC, a Delaware limited liability company (the “Ohio River System Joint Venture”), entered into that certain Contribution Agreement pursuant to which, among other things, in exchange for (i) the issuance to AE – MidCo of a 25% equity interest in the Ohio River System Joint Venture, AE – MidCo agreed to contribute certain cash consideration to the Ohio River System Joint Venture as provided therein and (ii) the issuance to Regency Utica’s affiliate, Regency Utica Holdco LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Borrower (“Regency HoldCo”), of a 75% equity interest in the Ohio River System Joint Venture, Regency Utica agreed to contribute certain cash consideration and other assets to the Ohio River System Joint Venture as provided therein (the “Contribution Agreement”).

C. In connection with the acquisition by Regency HoldCo of an ownership interest in the Ohio River System Joint Venture, the Borrower has requested, and the Lenders party hereto have agreed, to amend the Credit Agreement to, among other things, (i) designate the Ohio River System Joint Venture as a Closing Date Joint Venture, (ii) increase the general investment basket in Section 6.04(a)(xvi) to $500 million, (iii) increase the LC Commitment to $100 million, (iv) permit the Issuing Banks, in their sole discretion, to issue Letters of Credit with an expiry date of longer than one year after the date of issuance and (v) make certain updates to the provisions regarding Secured Hedging Agreements.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement

2.1 Amendments to Section 1.01 (Defined Terms).

(a) The following definitions contained in Section 1.01 are hereby amended in their entirety to read as follows:

“Closing Date Joint Ventures” shall mean the ELG Joint Venture, the Lone Star Joint Venture, the MEP Joint Venture, the Ranch Joint Venture, the RIGS Joint Venture and the Ohio River System Joint Venture.

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, and any regulations promulgated thereunder.

“Excluded Swap Obligation” shall mean, with respect to any Guarantor individually determined on a Guarantor by Guarantor basis, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee by such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 5.14 of this Agreement and any other “keepwell, support or other agreement” for the benefit of such Guarantor) at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Hedging Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction, option, floor, cap, collar or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or

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measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act); provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Hedging Agreement.

“Hedging Bank” shall mean (a) any Person that is a party to a Hedging Agreement with a Loan Party that entered into such Hedging Agreement before or while such Person was a Lender or an Affiliate of a Lender, whether or not such Person at any time ceases to be a Lender or an Affiliate of a Lender, as the case may be, or (b) assignee of any Person described in clause (a) above so long as such assignee is a Lender or an Affiliate of a Lender.

“Issuing Bank” shall mean, as the context may require, (a) (i) Wells Fargo Bank, Bank of America, N.A. and JPMorgan Chase Bank, N.A., each in their individual capacities as issuer of Letters of Credit issued by them and (ii) The Royal Bank of Scotland plc in its individual capacity as issuer of Standby Letters of Credit issued by it, provided, that (x) no Issuing Bank shall be required to issue Letters of Credit having a face amount in excess of $25 million (for an aggregate amount of $100 million), provided, further, that The Royal Bank of Scotland plc shall not be required to issue any Commercial Letter of Credit hereunder; (b) any other Lender that may become an Issuing Bank pursuant to Sections 2.17(i) and (j) in its capacity as issuer of Letters of Credit issued by such Lender; or (c) collectively, all of the foregoing.

“LC Commitment” shall mean the commitment of each Issuing Bank to issue Letters of Credit pursuant to Section 2.17. The amount of the LC Commitment shall be $100.0 million.

“Obligations” shall mean (a) obligations of Borrower and the other Loan Parties from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by Borrower and the other Loan Parties under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of Reimbursement Obligations, interest thereon and obligations to provide Cash Collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Borrower and the other Loan Parties under this Agreement and the other Loan Documents and (b) the due

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and punctual performance of all covenants, agreements, obligations and liabilities of Borrower and the other Loan Parties under or pursuant to this Agreement and the other Loan Documents; provided that solely with respect to any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act, Excluded Swap Obligations of such Loan Party shall in any event be excluded from “Obligations” owing by such Loan Party.

“Secured Hedging Agreement” shall mean (a) a Hedging Agreement between any Loan Party and a Hedging Bank and (b) with respect to any Person that is not a Hedging Bank, so long as no Event of Default has occurred and is continuing at the time such Hedging Agreement (including any individual trade or transaction) is entered into and at the time the conditions in this clause (b) are fulfilled, at the election of Borrower upon written notice to the Administrative Agent and the Collateral Agent, each Hedging Agreement relating to commodity prices between any such Person and a Loan Party, so long as such Person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person (i) appoints the Collateral Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Sections 10.03 and 10.09 as if it were a Lender.

“Secured Parties” shall mean, collectively, the Administrative Agent, the Collateral Agent, each Issuing Bank, each Lender, each Cash Management Bank, each Hedging Bank and Person that is party to a Secured Hedging Agreement pursuant to clause (b) of the definition thereof.

(b) The following new definition is hereby added to Section 1.01 in alphabetical order:

“Ohio River System Joint Venture” shall mean Ohio River System LLC, a Delaware limited liability company. The Ohio River System Joint Venture shall, except as expressly set forth herein, be treated for all purposes as a “Joint Venture” hereunder.

2.2 Amendment to Section 2.17(c)(i) (Letters of Credit; Expiration Date). Clause (c)(i) of Section 2.17 is hereby amended in its entirety to read as follows:

(i) Each Letter of Credit shall expire at or prior to the close of business on the earlier of (A) in the case of a Standby Letter of Credit, (x) the date which is one year after the date of the issuance of such Standby Letter of Credit or such longer period of time as may be agreed by the applicable Issuing Bank or as provided under Section 2.17(c)(ii) (or, in the case of any renewal or extension thereof, one year after such renewal or extension or such longer period of time as may be agreed by the applicable Issuing Bank) and (y) the Letter of Credit Expiration Date and (B) in the case of a Commercial Letter of Credit, (x) the date that is 270 days after the date of issuance of such Commercial Letter of Credit or such longer period of time as may be agreed by the applicable Issuing Bank or as provided under Section 2.17(c)(ii) (or, in the case of any renewal or extension thereof, 270 days after such renewal or extension or such longer period of time as may be agreed by the applicable Issuing Bank) and (y) the Letter of Credit Expiration Date.

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2.3 Amendment to Section 6.04(a)(xvi) (Investment, Loan and Advances). Clause (a)(xvi) of Section 6.04 is hereby amended by replacing the reference to “$300.0 million” therein with “$500.0 million”.

2.4 Amendment to Section 9.11(b) (Collateral and Guaranty Matters). Clause (b) of Section 9.11 is hereby amended in its entirety to read as follows: “(b) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any Asset Sale permitted hereunder or under any other Loan Document,”.

2.5 Amendment to Section 9.12 (Secured Hedging Agreements and Secured Cash Management Agreements). Section 9.12 is hereby amended in its entirety to read as follows:

Secured Hedging Agreements and Secured Cash Management Agreements. The benefit of the Security Documents and of the provisions of this Agreement relating to any Collateral securing the Obligations shall also extend to and be available to the Hedging Banks with respect to any Secured Hedging Agreement including any Hedging Agreement in existence prior to the date hereof, but excluding any additional transactions or confirmations entered into (a) after such Hedging Bank ceases to be a Lender or an Affiliate of a Lender or (b) after assignment by a Hedging Bank to another Hedging Bank that is not a Lender or an Affiliate of a Lender. No Cash Management Bank or Hedging Bank that obtains the benefits of Section 8.03 or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. No Person that is party to a Secured Hedging Agreement pursuant to clause (b) of the definition thereof that obtains the benefits of Section 8.03 or any Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral). Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Cash Management Agreements and Secured Hedging Agreements unless the Administrative Agent has received written notice of such Secured Cash Management Agreements and Secured Hedging Agreements, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Hedging Bank or Person that is party to a Secured Hedging Agreement pursuant to clause (b) of the definition thereof, as the case may be.

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Section 3. Conditions Precedent. This Second Amendment shall be effective upon the date of the receipt by the applicable Persons of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (or waived in accordance with Section 10.02) (the “Second Amendment Effective Date”):

3.1 Second Amendment. The Administrative Agent shall have received from the Required Lenders, Wells Fargo Bank, N.A., as Issuing Bank, each Guarantor and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.

3.2 Pledge Amendment; Membership Certificates. The Collateral Agent shall have received duly executed counterparts (in such number as may be requested by the Collateral Agent) of a Pledge Amendment (as defined in the Security Agreement), duly executed by the Borrower in respect of the pledge to the Collateral Agent of 100% of its Equity Interests in Regency HoldCo, together with the certificates, if any, representing all of such Equity Interests.

3.3 Ohio River System Joint Venture Documents. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that attached thereto are: (a) a true and complete executed copy of the Contribution Agreement, (b) the limited liability company agreement of the Ohio River System Joint Venture and (c) such other related documents and information as the Administrative Agent shall have reasonably requested.

3.4 Regency HoldCo Joinder Agreement to Credit Agreement. The Administrative Agent shall have received from Regency HoldCo duly executed counterparts (in such number as may be requested by the Administrative Agent) of a Joinder Agreement pursuant to which Regency HoldCo shall become a Subsidiary Guarantor.

3.5 Regency HoldCo Joinder Agreement to Security Agreement. The Collateral Agent shall have received from Regency HoldCo duly executed counterparts (in such number as may be requested by the Collateral Agent) of a joinder agreement to the Security Agreement in substantially the form annexed thereto pursuant to which Regency HoldCo shall become a pledgor and guarantor thereunder. In connection with the execution and delivery of such joinder agreement, the Collateral Agent shall have received the following: (a) a certificate, if any, together with undated, blank membership power for such certificate, representing all of the issued and outstanding Equity Interests owned by Regency HoldCo in the Ohio River System Joint Venture, (b) a proper UCC financing statement in form appropriate for filling under the UCC with the Secretary of State of the State of Delaware in order to perfect the Liens of the Collateral Agent in the Security Agreement Collateral of Regency HoldCo; and (c) all documents (executed to the extent required) necessary for the Administrative Agent or the Collateral Agent to take all actions and make all recordings and filings that the Administrative Agent or the Collateral Agent may deem necessary in order to perfect (or maintain the perfection of) the Liens of the Collateral Agent in the Security Agreement Collateral of Regency HoldCo.

3.6 Opinion of Counsel. The Administrative Agent shall have received a legal opinion, in form and substance reasonably satisfactory to the Administrative Agent, from Sidley Austin LLP, counsel to Regency HoldCo.

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3.7 Organization/Good Standing. The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that Regency HoldCo is duly formed, and that Regency HoldCo is validly existing, in good standing and qualified to engage in business in its jurisdiction of formation and each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification.

3.8 Lien Searches. The Administrative Agent shall have received such UCC and other lien searches as the Administrative Agent shall have reasonably requested, and such termination statements or other documents as may be necessary to confirm that the Collateral of Regency HoldCo is subject to no other Liens (other than Permitted Liens) in favor of any Persons.

3.9 Authorization. The Administrative Agent shall have received such certificates of resolutions or other actions, incumbency certificates and/or certificates of Responsible Officers of Regency HoldCo as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer authorized to act as a Responsible Officer in connection with the Loan Documents to which Regency HoldCo is a party.

3.10 Third Party Consents. The Borrower shall have obtained all consents, exemptions, authorizations, approvals, registrations or filings with, or any other action by, any Governmental Authority or any other third person required to consummate the transactions contemplated by this Second Amendment, each of which shall be in full force and effect as of the Second Amendment Effective Date.

3.11 Fees and Other Expenses. The Administrative Agent and the Lenders shall have received all applicable fees and amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, without limitation, the reasonable fees and expenses of Vinson & Elkins LLP, counsel to the Administrative Agent and the Collateral Agent, to the extent previously invoiced to the Borrower).

3.12 Litigation. There shall be no action, suit or other proceeding seeking to enjoin or prevent the execution and delivery of the Second Amendment or the transactions contemplated hereby.

3.13 Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in this Section 3 (other than conditions the satisfaction of which is subject to the determination of the Administrative Agent, the Collateral Agent or the other Lenders).

3.14 No Default. No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.

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3.15 Miscellaneous. The Administrative Agent shall have received such other assurances, certificates, instruments, or documents as the Administrative Agent reasonably may require.

The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted by Section 10.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to this Second Amendment for all purposes.

Section 4. Ratification and Affirmation; Representations and Warranties; Etc. Each Loan Party hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the Second Amendment Effective Date except to the extent that any such representations and warranties are qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case such representations and warranties shall be true and correct in all respects (after giving effect to any such qualification); provided, that if any such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date (except to the extent that any such representations and warranties are qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case such representations and warranties were true and correct in all respects (after giving effect to any such qualification) as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations, as amended by this Second Amendment.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment. This Second Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement.

5.2 No Waiver. Nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s, Collateral Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents, (b) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, (c) constitute any course of dealing or other basis for altering any obligation of the

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Borrower or any right, privilege or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument or (d) operate as a waiver of any right, privilege or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

5.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

5.4 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

5.5 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

5.6 Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.7 No Oral Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.8 Governing Law. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

REGENCY GAS SERVICES LP, as Borrower

By: Regency OLP GP LLC, its General Partner

By:	/s/ Michael J. Bradley
Name:	Michael J. Bradley
Title:	President

REGENCY ENERGY PARTNERS LP, as Guarantor

By: Regency GP LP, its General Partner
By: Regency GP LLC, its General Partner

By:	/s/ Michael J. Bradley
Name:	Michael J. Bradley
Title:	President and Chief Executive Officer

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WGP-KHC, LLC
By: FrontStreet Hugoton LLC, its Sole Member
PVR MIDSTREAM JV HOLDINGS LLC
REGENCY HYDROCARBONS LLC
REGENCY LAVERNE LLC
CONNECT GAS PIPELINE LLC
REGENCY PIPELINE LLC
REGENCY UTICA GAS GATHERING LLC
REGENCY MARCELLUS GAS GATHERING LLC
REGENCY NEPA GAS GATHERING LLC
PENN VIRGINIA OPERATING CO., LLC
CDM HOLDINGS LLC
By: CDM Resource Management LLC, its Sole Member
CDM RESOURCE MANAGEMENT LLC
FRONTSTREET HUGOTON LLC
GULF STATES TRANSMISSION LLC
REGAL MIDSTREAM LLC
REGENCY FIELD SERVICES LLC
REGENCY GAS UTILITY LLC
REGENCY HAYNESVILLE INTRASTATE GAS LLC
REGENCY LIQUIDS PIPELINE LLC
REGENCY MIDCONTINENT EXPRESS LLC
REGENCY MIDSTREAM LLC
REGENCY RANCH JV LLC
REGENCY TEXAS PIPELINE LLC
REGENCY UTICA HOLDCO LLC
RGP MARKETING LLC
RGU WEST LLC
RHEP CRUDE LLC, as Subsidiary Guarantors

By: Regency Gas Services LP, its Sole Member
By: Regency OLP GP LLC, its General Partner

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Vice President

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PUEBLO MIDSTREAM GAS CORPORATION
PUEBLO HOLDINGS, INC.
RGP WESTEX GATHERING INC.
WEST TEXAS GATHERING COMPANY, as Subsidiary Guarantors

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Vice President

DULCET ACQUISITION LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
KANAWHA RAIL LLC
LJL, LLC
LOADOUT LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC, as Subsidiary Guarantors

By: Penn Virginia Operating Co., LLC, as its sole member
By: Regency Gas Services LP, as its sole member
By: Regency OLP GP LLC, as its general partner

By:	/s/ Thomas E. Long
Name:	Thomas E. Long
Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, an Issuing Bank and a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Assistant Vice Principal

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

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THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:	/s/ Patricia Dundee
Name:	Patricia Dundee
Title:	Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Stephanie Balette
Name:	Stephanie Balette
Title:	Authorized Officer

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BARCLAYS BANK PLC, as a Lender

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Sam Miller
Name:	Sam Miller
Title:	Authorized Signatory

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SUNTRUST BANK, as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

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NATIXIS, as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

By:	/s/ Jarrett C. Price
Name:	Jarrett C. Price
Title:	Vice President

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

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COMPASS BANK, as a Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Senior Vice President

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COMERICA BANK, as a Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Assistant Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

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THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

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UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

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AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John G. Murray
Name:	John G. Murray
Title:	Senior Vice President

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CAPITAL ONE, N.A., as a Lender

By:	/s/ Matthew Molero
Name:	Matthew Molero
Title:	Senior Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ M. Colin Warman
Name:	M. Colin Warman
Title:	Vice President

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Director

Second Amendment

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FIFTH THIRD BANK, as a Lender

By:	/s/ Justin B. Crawford
Name:	Justin B. Crawford
Title:	Director

Second Amendment

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ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Executive Director

Second Amendment

Signature Page

BNP PARIBAS, as a Lender

By:	/s/ Joseph Onischuk
Name:	Joseph Onischuk
Title:	Managing Director

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

Second Amendment

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

Second Amendment

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SCOTIABANC INC., as a Lender

By:	/s/ Kathy Zhou
Name:	Kathy Zhou
Title:	Director

Second Amendment

Signature Page